SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 9, 2006

FRANKLIN ELECTRIC CO., INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

INDIANA	0-362	35-0827455

(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

400 EAST SPRING STREET BLUFFTON, INDIANA	46714

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(260) 824-2900

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

No Change

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 9, 2006, Franklin Electric Co., Inc. (the “Company”) executed the commitment letter attached as Exhibit 10.1 providing for a commitment of JPMorgan Chase Bank, N.A. to provide and J.P. Morgan Securities Inc. to structure, arrange and syndicate a senior revolving credit facility in an aggregate amount of $120,000,000 by amending and restating the Credit Agreement dated as of September 9, 2004, as amended, among the Company and the lenders party thereto. The commitment is subject to a number of conditions, and the description of the commitment letter herein is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01 Financial Statement and Exhibits

The following information is furnished pursuant to Item 9.01, “Financial Statements and Exhibits”: (10.1) $120,000,000 Credit Facility Commitment Letter, dated November 3, 2006 from JPMorgan Chase Bank, N.A. and J.P. Morgan Securities Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: November 13, 2006	By /s/ Thomas J Strupp
Thomas J Strupp,
Vice President, Chief Financial
Officer and Secretary (Principal
Financial and Accounting Officer)